UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 25, 2014 (Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 25, 2014, the Board of Directors (the “Board”) of Apogee Enterprises, Inc. (the “Company”) adopted (1) a form of retention incentive agreement (the “Retention Incentive Agreement”); (2) a form of evaluation-based performance retention agreement (the “Evaluation-Based Retention Agreement”); and (3) the First Amendment to the 2011 Deferred Compensation Plan (the “Amendment”) in connection with the approval of retention incentive awards made to Joseph F. Puishys, the Company’s Chief Executive Officer.

The Retention Incentive Agreement.

The Retention Incentive Agreement establishes a two-year, performance-based award under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (the “Stock Incentive Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011. Under the Retention Incentive Agreement, the award is based on the extent the threshold, target and maximum performance level of the performance goals are achieved, and the amount awarded will then be deferred into the 2011 Deferred Compensation Plan. The performance goals are (1) Average Return on Invested Capital; (2) Cumulative Earnings Per Share; and (3) Cumulative Net Sales, which are weighted equally when determining the award.

Any award received will then be deferred under the 2011 Deferred Compensation Plan. The amount deferred is then forfeitable unless the awardee remains employed until April 28, 2019 (the “Retention Period”). In the event the awardee is terminated prior to April 28, 2019, the amount awarded pursuant to the Retention Incentive Agreement shall be immediately and irrevocably forfeited. In the case of the awardee’s death, disability or retirement that occurs at least 12 months after the beginning of the performance period (a “Qualifying Termination”), the awardee shall receive a pro-rata portion of the award. In the case of a Change in Control, as defined in the Retention Incentive Agreement, the Retention Period shall end on the date of the Change in Control, and the award shall be adjusted by the Company’s Compensation Committee (the “Committee”) in its sole discretion. The award shall be subject to the Company’s Clawback Policy.

Under the Retention Incentive Agreement, Mr. Puishys’ performance award is based on the extent the Company achieves the threshold, target and maximum performance level of the performance goals, as follows:

Performance Goal	Threshold	Target	Maximum
Payment Levels	50%	100%	200%

Award Amount	$192,500	$385,000	$770,000

The Form of Retention Incentive Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Evaluation-Based Retention Agreement.

The Evaluation-Based Retention Agreement establishes a one-year, evaluation-based performance award under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (the “Executive MIP”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2012. Under the Evaluation-Based Retention Agreement, the award will be based upon the average rating of the annual performance evaluation conducted by the Board and the amount awarded will then be deferred into the 2011 Deferred Compensation Plan. The Board may award the employee a percentage of the bonus pool that the Committee will establish each year. The bonus pool will be set as a percentage of a financial metric selected by the Committee. The performance evaluation criteria for fiscal 2015 will be based upon the Company achieving certain financial commitments, a review by the Board of the Company’s portfolio and growth in the Company’s retrofit business model, which the Board shall weight 40%, 40% and 20%, respectively, when determining the award.

Any award received will then be deferred under the 2011 Deferred Compensation Plan. The amount deferred is forfeitable unless the awardee remains employed until April 28, 2019 (the “Evaluation-Based Retention Period”). In the event the awardee is terminated prior to the end of the Evaluation-Based Retention Period, the amount awarded pursuant to the Evaluation-Based Retention Agreement shall be immediately and irrevocably forfeited. In the case of the awardee’s death or disability, the awardee shall receive a pro-rata portion of the award. In the case of a Change in Control, as defined in the Evaluation-Based Retention Agreement, the Evaluation-Based Retention Period shall end on the date of the Change in Control, and the award shall be adjusted by the Company’s Committee in its sole discretion. The award shall be subject to the Company’s Clawback Policy.

Under the Evaluation-Based Retention Agreement, Mr. Puishys may receive an award of up to 59.6% of the 2015 Bonus Pool that the Committee has established. The 2015 Bonus Pool is based upon the Company’s operating income for fiscal 2015. If Mr. Puishys’ evaluation by the Board reaches the target level, he will receive an award of $192,500. There is no threshold performance level for an award under the Evaluation-Based Retention Agreement; however, the Committee may determine, in its sole discretion, to reduce the award or that no award should be made.

The Form of Evaluation-Based Retention Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Amendment.

The Amendment makes certain changes to the 2011 Deferred Compensation Plan in order to provide for the deferral of awards made under the Form of Retention Incentive Agreement and the Form of Evaluation-Based Retention Agreement. The Amendment allows for the deferral of awards based on objective or subjective performance criteria set forth in separate award agreements (a “Performance Award”) in a Performance Award Account, as defined in the Amendment. The Amendment specifies that any deferred Performance Award shall vest in accordance with the agreement under which the Performance Award was made. Finally, the Amendment specifies that any vested Performance Award shall be payable to the participant in the 2011 Deferred Compensation Plan upon the earliest of (1) the month following the later of the participant attaining the age of 65 or separating from the Company; (2) the month following the death of the participant; or (3) the month following the participant separating from the Company if it occurs within 24 months of the date of a Change in Control of the Company. Any payment shall be made in a lump sum unless the participant elects to receive payment in substantially equal annual installments over a period of two to ten years and the payment is not following the participant’s death or a Change in Control. The Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2014, at the Annual Meeting, the shareholders voted on the following:

(1)	A proposal to elect two Class I directors for three-year terms ending in the year 2017 and one Class III director for a two-year term ending in the year 2016. Each of the director nominees was elected and received the following votes:

Class I Directors	For	Withhold	Broker Non-Votes
Robert J. Marzec	25,234,840	414,855	1,818,627
Donald A. Nolan	25,219,253	430,442	1,818,627

Class III Director	For	Withhold	Broker Non-Votes
David E. Weiss	25,224,009	425,686	1,818,627

(2)	An advisory (non-binding) vote to approve the Company’s executive compensation. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
24,611,371	1,001,236	37,088	1,818,627

(3)	A proposal to approve the 2014 Restatement of the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
24,441,633	989,358	218,704	1,818,627

(4)	A proposal to approve the 2014 Restatement of the Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
25,231,003	154,688	264,004	1,818,627

(5)	A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2015. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
26,786,191	672,364	9,767	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Retention Incentive Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).

10.2	Form of Evaluation-Based Retention Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan.

10.3	First Amendment, effective June 25, 2014, to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel and Secretary

Date: July 1, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Retention Incentive Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).

10.2	Form of Evaluation-Based Retention Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan.

10.3	First Amendment, effective June 25, 2014, to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan.